Vertex Energy 8-K

Exhibit 99.2

1Q19 Results Conference Call May 8, 2019

Disclaimer This document may contain forward - looking statements including words such as “may,” “can,” “could,” “should,” “predict,” “aim,” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident,” “scheduled,” or similar expressions, as well as information about management’s view of Vertex Energy’s future expectations, plans and prospects, within the safe harbor provisions under Private Securities Litigation Reform Act of 1995 . These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Vertex Energy, its divisions and concepts to be materially different than those expressed or implied in such statements . These risk factors and others are included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including, but not limited to, its Form 10 - Ks, Form 10 - Qs and Form 8 - Ks , available at the SEC’s website at www . sec . gov . Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy’s future results . The forward - looking statements included in this presentation are made only as of the date hereof . Vertex Energy cannot guarantee future results, levels of activity, performance or achievements . Accordingly, you should not place undue reliance on these forward - looking statements . Finally, Vertex Energy undertakes no obligation to update these statements after the date of this presentation, except as required by law, and also undertakes no obligation to update or correct information prepared by third parties that are not paid for by Vertex Energy . Industry Information Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate . It is generally based on publications that are not produced for investment or economic analysis . 2

Executive Summary
First Quarter 2019

Financial Update	> 1Q19 impacted by lower operating rates at Marrero; lower product margin realization > Entering 2Q19, all refineries are operating near peak nameplate capacity > Product margin realization improved materially in April and early May 2019 vs. 1Q19 levels > Trailing-Twelve Months (TTM) 1Q19 Adj. EBITDA of \$6.5 million vs. \$2.1 million TTM 1Q18
Collections Update	> Total Direct Used Motor Oil (UMO) collections increased 18% y/y in 1Q19 > Total Direct UMO collections as % of refinery feedstock was 39% in 1Q19 vs. 34% in 1Q18 > TTM Direct UMO collections cost per gallon was \$0.35 per gallon less than third party
Refining Update	> Marrero production levels impacted by unplanned downtime and flooding along GC waterways > 1Q19 Heartland refinery sales volumes +16% y/y, with base oil sales +18.5% y/y > Product spreads have widened entering 2Q19 above 1Q19 levels
Strategic Update	> Safe and reliable refining operations supported by organic growth in direct UMO collections > Approaching IMO 2020 transition – significant upside potential for Marrero Refinery > Disciplined capital management contributes to positive free cash flow in 2019

VERTEX ENERGY
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Key Financial Metrics TTM 1Q18 vs. TTM 1Q19 4 Total Revenues ($MM) Positive TTM Growth Trend +17.4% y/y Total Gross Profit ($MM) Positive TTM Trend +17.5% y/y Adjusted EBITDA ($MM) Positive TTM Trend +227% y/y Adjusted EBITDA Margin (%) Positive TTM Trend with +300 bps Improvement $41.4 $39.3 $152.1 $178.7 1Q18 1Q19 TTM 1Q18 TTM 1Q19 $6.3 $4.5 $23.4 $27.6 1Q18 1Q19 TTM 1Q18 TTM 1Q19 $0.8 ($0.6) $2.1 $6.5 1Q18 1Q19 TTM 1Q18 TTM 1Q19 1% - 2% 1% 4% 1Q18 1Q19 TTM 1Q18 TTM 1Q19

Adjusted EBITDA Bridge 1Q18 vs. 1Q19 ($MM) 5

Economic Advantage To Direct UMO Collections Directly Sourced UMO Materially Less Than Third - Party Supply 6 TTM Variance In Cost Between 1 Gallon of Directly Sourced UMO vs. 1 Gallon of Third - Party Supplied UMO Significant Potential Opportunity To Reduce Feedstock Costs ($0.45) ($0.40) ($0.35) ($0.30) ($0.25) ($0.20) ($0.15) ($0.10) ($0.05) $0.00 TTM 4Q17 TTM 1Q18 TTM 2Q18 TTM 3Q18 TTM 4Q18 TTM 1Q19

Sustained Growth In Total Direct UMO Collections Total Collections Increased 18% Y/Y in 1Q19 7 Vertex Has Maintained Robust Y/Y Direct UMO Collections Growth On Average, Direct UMO Collections Have Grown 17% y/y Per Quarter During The Last Four Quarters (in Gallons) 0% 5% 10% 15% 20% 25% 30% 35% 40% - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 9,000,000 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Total Collections Y/Y Growth Rate

Reweighting Feedstock Mix Toward Direct UMO Collections 39% of All Collections Are Cost - Advantaged Direct Collections 8 Increasing The Mix Toward Direct Collections Could Result in Significant Feedstock Savings Purchased 53 Million Gallons of Third - Party Feedstock in 2018 1Q17 1Q18 1Q19 39% / Direct 61% / 3 rd Party 34% / Direct 66% / 3 rd Party 30% / Direct 70% / 3 rd Party

Margin Decline The Result of Higher Feedstock Costs We Anticipate Feedstock Costs Will Decline In 2019 and 2020 9 VTNR “Clean - Dirty” Spread Cost Inputs / Product Pricing > We purchase UMO (e.g. feedstock) at a discount to 3% high sulfur fuel oil (HSFO); we price our finished product versus to NY Harbor Ultra Low Sulfur Diesel Fuel (ULSD) > The “spread” between the UMO cost and our finished product price is our gross margin per gallon sold > IMO 2020 is expected to reduce the value of 3% HSFO; as 3% HSFO oil costs decline, so will UMO (feedstock) costs > Even as our feedstock costs decline, we project that benchmark diesel prices for low sulfur marine fuel will rise materially leading up to IMO 2020 Implies Spread Between 3% HSFO and ULSD NYMEX $/ bbl Higher 3% HSFO Costs Temporarily Impacted Distillate Margin Capture $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00

Future Strip Implies Material Improvement In VTNR Margins UMO Costs Expected To Track Decline In High Sulfur Fuel Oil 10 Projected Futures Spread Between WTI and USGC 3% High Sulfur Fuel Oil (Proxy for UMO Feedstock) Implies $17 per barrel (or $0.40 Per Gallon) Improvement in Spread Over The Next 12 Months $5.05 $3.46 $1.90 $0.11 ($1.81) ($4.35) ($6.73) ($8.90) ($10.79) ($11.67) ($12.14) ($12.29) May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 Feedstock Costs at a Premium To Product Benchmark – Negative Impact to Margin Capture Feedstock Costs at a Discount To Product Benchmark – Positive Impact to Margin Capture

Strategic Growth Opportunities Focused on Collections Growth, Marine Fuel, Group III Base Oil Production 11 High - Return Growth Opportunities Limited Capital Requirements Third - Party Financing Required Collections Growth TCEP (IMO Play) Group III Base Oil Production LS Fuel Production (IMO Play) > Expand service radius outside of immediate vicinity of refining assets > Increase current - customer off - take > Grow truck fleet to increase existing market penetration > Use proprietary TCEP technology to convert UMO into diesel replacement > Use TCEP product stream to blend w/ high sulfur fuel, thereby creating IMO spec distillate > Commence production of high - value Group III base oils at our Belle Chasse, LA and Heartland, OH facilities > Capitalize on U.S. Group III demand - 10% CAGR > Begin producing low sulfur diesel fuel from crude oil for the marine and residual fuel market at our facility in Baytown, TX w/ new crude topping unit > Strategically located directly outside the Houston Ship Channel High Probability High Probability Med/High Probability Low/Med Probability

Moving Up The Value Chain Multi - Year Transition From Commodity To Branded Products 12 Realized Gross Margin Capture Product Portfolio Evolution Commodity Products Specialty Products Vacuum Gas Oil IMO Marine Fuels High Purity Base Oils Niche Lubricants

Positive TTM Margin Trend In Black Oil Segment Black Oil Segment Represented 78% of Gross Profit in 1Q19 13 Black Oil Segment Positive TTM Gross Margin Trend (%) Refining/Marketing Segment Positive Y/Y Gross Margin Trend Recovery Segment Positive Y/Y Gross Margin Trend 16% 11% 17% 18% 1Q18 1Q19 TTM 1Q18 TTM 1Q19 8% 11% 7% 3% 1Q18 1Q19 TTM 1Q18 TTM 1Q19 18% 19% 19% 11% 1Q18 1Q19 TTM 1Q18 TTM 1Q19

Operating a Safe, Reliable Refining System Marrero and Heartland Refineries Approaching Full Utilization 14 50% 60% 70% 80% 90% 100% 110% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Marrero Refinery Heartland Refinery TTM Average Utilization at Marrero is 96% of Nameplate Capacity Heartland Has Average Utilization of 100% on a TTM Basis

Marrero, Louisiana Refinery Update First Quarter 2019 15 Marrero Operations Key Developments in 1Q19 Marrero Total Product Sales Volumes Millions of Gallons Sold > Logistics and poor weather in shipping channels led to lower production volumes and higher costs, given reduced operating leverage > Total sales volumes declined 3% y/y in 1Q19 due to lower than planned production levels > Refinery currently operating near peak utilization 14.2 16.2 13.9 13.2 13.8 1Q18 2Q18 3Q18 4Q18 1Q19

Heartland, Ohio Refinery Update First Quarter 2019 16 Heartland Operations Key Developments in 1Q19 Heartland Total Product Sales Volumes Millions of Gallons Sold > Operated at 98% capacity in 1Q19 vs. 89% in 1Q18 – safe, reliable operations > Realized product margins impacted by soft market on base oil finished product prices > Seeing a recovery in base oil prices during April and into May, which stands to benefit product margin capture in 2Q19 4.4 4.5 5.4 4.6 5.1 1Q18 2Q18 3Q18 4Q18 1Q19

Anticipate Q/Q Recovery In Gross Profit Per Gallon Project Lower Feedstock Prices and Improved Spreads Entering 2Q19 17 Total Gross Profit Per Gallon Anticipate Increased Base Oil Prices + Operational Reliability At Refineries Are Projected To Benefit Spreads In 2Q19 $0.17 $0.13 $0.21 $0.19 $0.27 $0.23 $0.17 $0.14 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 *18% Increase in Base Oil Prices Effective 5/1/19 *Operating Near Peak Capacity Utilization *UMO Feedstock Tracking Decline in 3% HSFO

Noel Ryan, IRC IR@VertexEnergy.com CONTACT